THE BAUPOST FUND


                                  ANNUAL REPORT


                                OCTOBER 31, 1996








This report and the financial statements contained herein are submitted for the general information of the shareholders of The Baupost Fund. The report is not authorized for distribution to prospective investors in The Baupost Fund unless preceded or accompanied by the current prospectus.





                                THE BAUPOST FUND

                                  ANNUAL REPORT


                                OCTOBER 31, 1996



CONTENTS:

     Management's Discussion of Performance.........................................................1

     Report of Independent Auditors.................................................................6

     Audited Financial Statements:

     Statement of Assets and Liabilities as of October  31, 1996 ...................................7

     Statement of Operations for the year ended October  31, 1996...................................8

     Statement of Changes in Net Assets for the years ended  October  31, 1996 and October  31, 1995.............................................................9

     Schedule of Investments as of  October  31, 1996..............................................10

     Schedule of Forward Foreign Currency Contracts as of  October  31, 1996.......................19

     Schedule of Securities Sold Short as of  October  31, 1996....................................20

     Notes to Financial Statements.................................................................21

     Financial Highlights..........................................................................26



                             THE BAUPOST GROUP, INC.
                                44 Brattle Street
                                 P.O. Box 389125
                       Cambridge, Massachusetts 02238-9125
                                 (617) 497-6680
                               Fax (617) 876-0930


                                                               December 17, 1996

Dear Baupost Fund Shareholder,

         We are pleased to report a gain of 22.51% for the year ended October 31, 1996. Due to our significant underinvestment in the U.S. stock market (a topic to which we will return shortly) this gratifying result comes in spite of, rather than as the result of, similarly robust results for the U.S. equity markets. We are chagrined that we could have achieved approximately the same returns had we initiated the Baupost Index Fund a year ago. We are pleased, however, that we managed to do so with a vastly lower risk profile.

         As we reflect back at fiscal year end, let us reiterate that Baupost's investment philosophy has remained consistent over time: bottom up, risk averse, absolute value oriented. In making tradeoffs among competing alternatives, we have distinguished ourselves from other professional investors in several ways: our willingness to hold cash balances, sometimes substantial, awaiting opportunities; our preference for investments with a catalyst for the realization of underlying value; our willingness to accept varying degrees of illiquidity in exchange for incremental return; and our flexibility in pursuing opportunities in new areas.

         Baupost has long enjoyed a very flexible investment charter, one that has permitted us to depart considerably from our initial conception as US equity and high quality debt investors. This flexibility has been, we believe, at the core of our investment success over the years. Like Baskin Robbins ice cream, opportunities come in dozens of flavors, not all of which are served at the same time. (Like Haagen Dazs, some of these flavors are fantastic.) Investors who find an overly narrow niche to inhabit prosper for a time but then usually stagnate. Those who move on when the world changes at least have the chance to adapt successfully.

         Our flexibility has served us very well over the years, allowing us to move into areas of temporary and compelling opportunity (usually characterized by falling prices, distressed or uninformed sellers, and/or decreased liquidity) and away from areas of full or excessive valuation, thereby enhancing return while simultaneously reducing risk. The same flexibility that led us into a heavy concentration in thrift conversions in the mid 1980's and distressed corporate debt in the mid-late 1980's, and a smaller hedging bet on Japanese stock market puts in the late 1980s, has led us into a moderate investment in Russian stocks earlier this year, and an important position in European holding companies in 1995-1996.

         The primary risk of entering new investment areas is unfamiliarity itself: the rules of the game might be unfamiliar or changing; others that have been in the area longer might have a significant advantage; and to paraphrase Warren Buffett, if you look around the poker table and cannot identify the patsy, it is probably you. Cognizant of this risk, we have worked diligently to understand new areas as well as existing participants do before we enter, utilizing external resources when necessary. We have entered timidly, probably foregoing some opportunities but ensuring that we had time to gain comfort and any expertise we were lacking.

         Risk is also mitigated by both our constant emphasis on investment fundamentals and on knowing why each investment we make is available at a seeming bargain price. We regard investing as an arrogant act; an investor who buys is effectively saying that he or she knows more than the seller and the same or more than other prospective buyers. We counter this necessary arrogance (for indeed, a good investor must pull confidently on the trigger) with an offsetting dose of humility, always asking whether we have an apparent advantage over other market participants in any potential investment. If the answer is negative, we do not invest.

         We have always told you that we invest the Fund's assets as if it were our own money (which, of course, a portion of it is). We thus enter a new area only when we gain conviction that our analytical, valuation and risk assessment skills will be useful in that area, and that we understand the potential risks and returns of specific opportunities in that area; then, we manage the size of the investment based upon our degree of conviction, assessment of risk, and opportunity for diversification within the area. Typically, a new area is not a wild leap from anything we have done before, but rather a smaller step from something we already do, with only one variable changing.

         One of the consequences of entering new areas has been an increase in the portion of our assets invested in opportunities outside the U.S. This has not been the result of some top down asset allocation strategy, but rather the outcome of a bottom up, investment by investment search for opportunity. Like the underlying businesses, markets, too, have become more global over time. Most companies compete globally, capital flows are global, and many companies now maintain listings in more than one market. Popular US companies like Coca Cola earn well over half their profits overseas, while large European and Asian enterprises often have substantial US subsidiaries. Thus the most important investment criterion for us is not where a company does business, or where it is listed, but an understanding of the factors that might cause a company or security to be particularly undervalued in the market.

         Of course, it seems reasonable that at this time we would be finding more opportunities overseas than at home. The U.S. stock market has been in a protracted bull market. With more and more very sophisticated pools of money pursuing opportunities in the U.S., we believe the market has become more efficient than ever (and even when for some reason a stock is not priced efficiently, it is nonetheless considerably more likely to be overvalued than undervalued). The number of sizable, highly sophisticated, professional investors in overseas foreign markets is far fewer, making those markets more fertile fields to till.

         The key to increasing our international exposure in recent years was gaining comfort that we understood the potential risks and returns of foreign markets, something we could only achieve over time by immersing ourselves in a flow of information about companies and markets, by meeting directly with managements, and by making some toehold investments and observing their success or failure over time. We did all of this over the past seven years. The increased size and capability of our investment team allowed us to better analyze foreign opportunities; the increase in our assets under management (as compound returns were reinvested over the years) gained the attention of foreign brokers and analysts. We were also able to utilize our existing network of friends on the buy side to gain an ongoing exchange of information. Thus late last year when European holding companies sank to record-wide discounts to underlying asset values, which themselves were quite depressed, we were in a position to act.

         Similarly, when we identified the opportunity unfolding in the former Soviet Union, we were able to dispatch three different analysts to cover the area, spending several man-months on the ground there and building relationships with brokers, analysts, and other emerging market investors. Our total assets under management demonstrated that we had the potential to be a very important client to a number of brokerage firms, and we did indeed become among the largest customers of several.

         A key component of our investment strategy is sufficient but not excessive diversification. Rather than own a little bit of everything, we have always tended to place our eggs in a few dozen baskets and watch them closely. These bargain-priced opportunities are selected one at a time, bottom up, which provides a margin of safety in case of error, bad luck or disappointing business results. However, we are always conscious of whether these different investments involve essentially the same bet or very different bets. If each of our holdings turned out to involve similar bets (inflation hedges, interest rate sensitive, single market or asset type, etc.), we would be exposed to dramatic and sudden reversals in our entire portfolio were investor perceptions of the macroeconomic environment to change. Since we are not able to predict the future (it is hard enough to understand the present), we cannot risk such concentrated exposures.

         The same is true for securities, even of very different companies, trading in a single stock market. Owning a diverse portfolio in one market may greatly reduce the risk associated with a single company hitting a bump in the road but will not at all reduce the risk of being in that market. If that market runs into a pothole, its components could all break down at once. This is particularly true if that market is trading at record levels of valuation, supported more by money flows than by fundamentals, as happens sometimes (read "U.S. equity market"). Exposure to a myriad of markets and asset classes will mitigate certain risks that even broadly diversified exposure in a single market cannot. (Of course, diversification is for us only the starting point for risk reduction. Solid fundamental research, emphasis on catalysts, value discipline, preference for tangible assets, hedged short selling, market put options and other strategies combine to create an overall portfolio safety net for our portfolio that we believe is second to none).

         During fiscal 1996, the Fund posted numerous healthy gains and only one substantial loss, that being on stock market put options which we buy as insurance against a steep market decline. Our largest gains and losses for the fiscal year, both realized and unrealized, are presented in Table 1 below.

                                     Table 1
                                The Baupost Fund
                            Largest Gains and Losses
                      For the Twelve Months Ended 10/31/96
                                 ($ in millions)

         Largest Gains                                  Largest Losses
         -------------                                  --------------
         Maxwell notes               $3.0               Market put options                     ($1.6)
         Lukoil common                2.8               Chargeurs/Pathe/BSkyB(hedged equities)  (0.5)
         Mosenergo common             2.1               RJR Nabisco common and options          (0.4)
         RIT Capital Partners common  1.4               Adam & Harvey common                    (0.4)
         Allmerica Financial common   1.3               Imperial Oil common                     (0.3)
         Semi Tech Global common      1.2               Northwestern Steel common               (0.2)
         Emcor common and notes       1.2               Dun & Bradstreet common & options       (0.2)
         Pullman common               1.1               Eagle Picher debt                       (0.2)
         Fourteen other investments   0.8 - 0.3 each

         We believe that we are well positioned as we enter 1997, with attractive, well diversified long positions, a healthy balance in cash and cash equivalents, and a material position in market put options to protect against a serious decline. Many of our positions have either full or partial catalysts for the realization of underlying value. We continue to find attractive opportunities for our portfolio, increasingly outside of the frenzied U.S. stock market.

         We are grateful for your ongoing confidence and support, and are working diligently to remain worthy of it.


                                                            Very Truly Yours,

                                                            /S/Seth A. Klarman
                                                            --------------------
                                                               Seth A. Klarman
                                                               President

================================================================================
AVERAGE ANNUAL TOTAL RETURNS(1)                  1              LIFE OF FUND
For Periods Ended 10/31/96                      YEAR          (SINCE 12/14/90)
                                                ----          ----------------

THE BAUPOST FUND                                22.51%              16.17%

================================================================================

Total return is an historical measure of past performance and is not intended to indicate future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

(1) Assumes reinvestment of all dividends.

                     GROWTH OF AN ASSUMED $50,000 INVESTMENT
               IN THE BEAUPOST FUND FROM 12/14/90 THROUGH 10/31/96


                    FUND                        S&P                 BF                     BF           S&P                S&P
                    ----                        ---                 --                     --           ---                ---
   12/14/90      $50,000.00                 $50,000.00            50000                $50,000.00      50000            $50,000.00
   10/31/91      $59,787.48                 $61,807.01            0.195749690050321    $59,787.48      0.23614010906    $61,807.01
   10/31/92      $65,471.71                 $67,963.62            0.309434297184303    $65,471.71      0.35927247435    $67,963.62
   10/31/93      $82,134.71                 $78,116.01            0.642694247972622    $82,134.71      0.56232030643    $78,116.02
   10/31/94      $91,217.43                 $81,134.73            0.82435              $91,217.43      0.62269479514    $81,134.74
   10/31/95      $98,430.31                $102,587.46            0.96861              $98,430.31      1.0517491977    $102,587.46
   10/31/96     $120,585.06                $127,306.16            1.41170             $120,585.06      1.5461232049    $127,306.16

(1) Assumes reinvestment of all dividends.

                         Report of Independent Auditors


To the Trustees and Shareholders of
  The Baupost Fund


We have audited the accompanying statement of assets and liabilities of The Baupost Fund, including the schedule of investments, schedule of securities sold short and schedule of forward foreign currency contracts, as of October 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Baupost Fund at October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


                                                       /s/ ERNST & YOUNG LLP
December 4, 1996

                                THE BAUPOST FUND

                       STATEMENT OF ASSETS AND LIABILITIES

                                OCTOBER 31, 1996



   ASSETS:
      Investments in securities - at value                     $     108,955,788
        (Notes A and C) (cost $97,297,169)
      Cash                                                               147,725
      Receivable for investments sold                                    108,875
      Receivable for investments sold short                            4,132,636
      Accrued investment income                                          221,189
      Other assets                                                        96,813
                                                                   -------------
            Total Assets                                             113,663,026


   LIABILITIES:
      Payable for investments purchased                                  216,075
      Payable to The Baupost Group, Inc. (Note B)                        339,451
      Payable for securities sold short                                3,901,329
        (Notes A and C) (proceeds $4,132,636)
      Unrealized depreciation on forward foreign
        currency contracts sold                                          168,092
      Other payables and accrued expenses                                250,037
                                                                   -------------
            Total Liabilities                                          4,874,984
                                                                   -------------

                         NET ASSETS                            $     108,788,042
                                                                   =============


   COMPOSITION OF NET ASSETS:
      Paid in capital                                          $      86,275,184
      Distributions in excess of net investment
        income (Note A)                                                 (99,004)
      Accumulated undistributed net realized
        gain on investments and foreign
        currency transactions                                         10,890,028
      Net unrealized appreciation on investments
        and assets & liabilities in foreign currencies                11,721,834
                                                                   -------------

                         NET ASSETS                            $     108,788,042
                                                                   =============


   NET ASSET VALUE:
      Offering and redemption price per share
      ($108,788,042 / 7,072,861.728)                           $           15.38
                                                                   =============


                       See notes to financial statements.

                                THE BAUPOST FUND

                             STATEMENT OF OPERATIONS

                           YEAR ENDED OCTOBER 31, 1996



   INVESTMENT  INCOME:

      INCOME:
         Interest                                               $      2,195,944
         Dividends (net of foreign withholdings of $114,425)           1,532,435
         Other income                                                     10,010
                                                                   -------------
                     Total Investment Income                           3,738,389


      EXPENSES:
         Investment management fee (Note B)                              991,872
         Administrative fee (Note B)                                     247,968
         Custodian fees                                                   78,354
         Legal fees                                                       57,995
         Audit fees                                                       36,000
         Registration and filing fees                                     28,081
         Directors' fees                                                  25,500
         Amortization of organization costs                                6,048
         Miscellaneous                                                    15,085
                                                                   -------------
                     Total Expenses                                    1,486,903


                             NET INVESTMENT  INCOME                    2,251,486

   REALIZED  AND  UNREALIZED  GAIN  ON  INVESTMENTS:
         Net realized gain (loss) on:
            Investments                                               12,172,296
            Short sales                                              (1,764,472)
            Foreign currency transactions                               (40,459)
                                                                   -------------
                                                                      10,367,365

         Change in unrealized appreciation/(depreciation) on:
            Investments                                                7,454,022
            Short sales                                                  204,566
            Foreign currency transactions                              (242,619)
                                                                   -------------
                                                                       7,415,969

                             NET  REALIZED  AND  UNREALIZED
                               GAIN  ON INVESTMENTS                   17,783,334
                                                                   -------------

                             NET  INCREASE  IN  NET  ASSETS
                                RESULTING  FROM  OPERATIONS     $     20,034,820
                                                                   =============

                       See notes to financial statements.

                                THE BAUPOST FUND

                       STATEMENT OF CHANGES IN NET ASSETS



                                                                               YEAR ENDED            YEAR ENDED
                                                                            OCTOBER 31, 1996      OCTOBER 31, 1995
                                                                           ------------------    ------------------
   INCREASE  IN  NET  ASSETS  FROM  OPERATIONS:

      Net investment income                                               $        2,251,486    $        1,368,087
      Net realized gain on investments and foreign
          currency transactions                                                   10,367,365             4,176,280
      Change in unrealized appreciation of investments
          and foreign currency transactions                                        7,415,969             1,080,207
                                                                           ------------------    ------------------

               NET INCREASE IN NET ASSETS RESULTING
                  FROM OPERATIONS                                                 20,034,820             6,624,574


   DISTRIBUTIONS  TO  SHAREHOLDERS:
      From net investment income                                                  (1,825,419)           (1,430,985)
      In excess of net investment income                                                                  (432,464)
      From net realized gain on investments                                       (4,283,665)           (8,459,115)

   CAPITAL  SHARE  TRANSACTIONS  (NOTE E)                                          5,422,927            11,350,535
                                                                           ------------------    ------------------

               INCREASE IN NET ASSETS                                             19,348,663             7,652,545

   NET  ASSETS  AT  BEGINNING  OF  PERIOD                                         89,439,379            81,786,834
                                                                           ------------------    ------------------

               NET ASSETS AT END OF PERIOD
               (including distributions in excess of
                net investment income of $99,004
                and $30,449, respectively)
                                                                          $       108,788,042   $       89,439,379
                                                                           ==================    ==================


                       See notes to financial statements.

                                THE BAUPOST FUND
                             SCHEDULE OF INVESTMENTS

                                OCTOBER 31, 1996



     NUMBER OF SHARES,                                                                                             MARKET
     UNITS OR FACE VALUE ($)                                                                                       VALUE
     -----------------------                                                                                       -----


     COMMON STOCKS - 63.81%

                               UNITED STATES - 28.71%

                                   FINANCIAL INSTITUTIONS - 7.52%

                       197,800     Allmerica Financial Corporation                                    $              6,008,175
                           110     Fidelity Federal Savings Bank Florida                                                 1,801
                           132     First Federal Savings Bank of Siouxland                                               3,300
                           100     Harbor Federal Savings Bank                                                           3,163
                         1,949     Mid-Central Financial Corporation                                                    31,184
                           808     Mid-Coast Bancorp Inc.                                                               14,948
                        95,000     Mississippi View Holding Company                                                  1,163,750
                         1,800     Shelby County Bancorp                                                                28,800
                        65,000     Trenton Savings Bank FSB                                                            926,250
                                                                                                     --------------------------
                                                                                                                     8,181,371

                                   WHOLESALE - FOOD-5.24%

                       228,200     TLC Beatrice International Holdings                                               5,705,000



                                   AUTO & HOME SUPPLY - 4.63%

                        53,000     Dart Group Corporation - Class A                                                  5,035,000 ~


                                   ALUMINUM - 2.78%

                        72,050     Maxxam, Inc.                                                                      3,026,100 *


                                   FIRE, MARINE & CASUALTY INSURANCE - 2.26%

                        23,800     Farm Family Holdings, Inc.                                                          473,025 *
                        78,400     Chartwell RE Corporation                                                          1,989,400
                                                                                                     --------------------------
                                                                                                                     2,462,425

                                   LESSORS OF REAL PROPERTY - 1.34%

                       833,959     MBO Properties, Inc.                                                              1,459,428 *


                                   CEREAL BREAKFAST FOOD - 1.25%

                        65,000     Ralcorp Holdings, Inc.                                                            1,365,000 *


                                      -10-




                                THE BAUPOST FUND
                             SCHEDULE OF INVESTMENTS

                                OCTOBER 31, 1996



     NUMBER OF SHARES,                                                                                             MARKET
     UNITS OR FACE VALUE ($)                                                                                       VALUE
     -----------------------                                                                                       -----

                                   STEEL WORKS - 1.14%

                       247,400     Northwestern Steel & Wire Company                                  $              1,237,000 *


                                   PHARMACEUTICALS - 1.11%

                       116,200     Therapeutic Discovery                                                             1,205,575


                                   PHOTOGRAPHIC PORTRAIT STUDIOS - 0.93%

                        53,100     CPI Corporation                                                                   1,008,900


                                   MISCELLANEOUS - 0.51%

                       154,240     Louise's Inc.                                                                         1,542 +*
                        33,700     Noel Group, Inc.                                                                    219,050
                       938,000     Regency Equities                                                                     14,070
                        10,000     RSI Holdings, Inc.                                                                      600 *
                         1,105     The Homestake Oil & Gas Company                                                      99,450 +
                         1,579     The Homestake Royalty Corporation                                                   205,270 +
                         1,000     Trak Auto Corporation                                                                16,250 *
                                                                                                     --------------------------
                                                                                                                       556,232

                                   TOTAL COMMON STOCKS - UNITED STATES                                $             31,242,031
                                   (Total Cost $27,151,146)                                          ==========================



                               FRANCE - 14.51%

                                   DIVERSIFIED HOLDING COMPANIES - 11.56%


                         5,891     Compagnie Generale D'Industrie et de Partcipations                 $              1,312,943
                         2,161     Financiere et Industrielle Gaz et Eaux                                              908,430
                         2,100     Fonciere Financiere et de Participation SA                                           67,213
                         5,990     Pathe SA                                                                          1,612,063 *
                         1,152     Sidel SA                                                                             76,688
                         5,308     Societe Eurafrance SA                                                             2,315,258
                       102,000     Thomson CSF                                                                       3,175,059
                                                                                                     --------------------------

                                                                                                                     9,467,654

                                      -11-




                                THE BAUPOST FUND
                             SCHEDULE OF INVESTMENTS

                                OCTOBER 31, 1996



     NUMBER OF SHARES,                                                                                             MARKET
     UNITS OR FACE VALUE ($)                                                                                       VALUE
     -----------------------                                                                                       -----

                                   FIRE, MARINE AND CASUALTY INSURANCE - 2.95%

                       108,900     Assurances Generales de France                                     $              3,204,941

                                   TEXTILES - 2.86%

                        71,835     Chargeurs International SA                                                        3,112,289
                                                                                                    --------------------------

                                   TOTAL COMMON STOCKS - FRANCE                                       $             15,784,884
                                                                                                    ==========================
                                   (Total Cost $14,164,224)


                               HONG KONG - 7.38%

                                   ELECTRONIC & OTHER ELECTRICAL EQUIP. - 5.91%

                        42,400     Semi-Tech Global Co. - ADR                                         $                371,000
                     3,394,887     Semi-Tech Global Co. Ltd.                                                         6,059,319
                                                                                                    --------------------------
                                                                                                                     6,430,319

                                   MANUFACTURING - TOYS & DOLLS - 1.47%

                     6,288,700     Playmates Toys Holdings Ltd.                                                      1,602,310
                                                                                                    --------------------------


                                   TOTAL COMMON STOCKS - HONG KONG                                    $              8,032,629
                                   (Total Cost $9,028,767)                                           ==========================



                               RUSSIA - 5.02%

                                   OIL & GAS FIELD EXPLORATION SERVICES - 5.02%

                       112,500     Chernogorneft - Sponsored ADR                                      $              1,125,000 *
                       111,200     Lukoil Oil Co. - Sponsored ADR                                                    4,336,800
                                                                                                    --------------------------

                                   TOTAL COMMON STOCKS - RUSSIA                                       $              5,461,800
                                   (Total Cost $2,676,975)                                          ==========================



                               ITALY - 2.51%

                                   DIVERSIFIED HOLDING COMPANIES - 2.51%

                       597,000     IFIL Finanziaria di Partecipazioni ordinary shares                 $              1,552,515
                       733,300     IFIL Finanziaria di Partecipazioni savings shares                                 1,179,467
                                                                                                    --------------------------

                                   TOTAL COMMON STOCKS - ITALY                                        $              2,731,982
                                   (Total Cost $2,953,751)                                          ==========================




                                      -12-




                                THE BAUPOST FUND
                             SCHEDULE OF INVESTMENTS

                                OCTOBER 31, 1996



     NUMBER OF SHARES,                                                                                             MARKET
     UNITS OR FACE VALUE ($)                                                                                       VALUE
     -----------------------                                                                                       -----

                               BAHAMAS - 2.45%

                                   CRUDE PETROLEUM - 2.45%

                         5,300     Basic Holdings Ltd.                                                $                544,114 +*
                        69,400     Basic Petroleum International Ltd.                                                2,116,700 *
                                                                                                    --------------------------

                                   TOTAL COMMON STOCKS - BAHAMAS                                      $              2,660,814
                                   (Total Cost $1,919,525)                                          ==========================



                               SWEDEN - 2.38%

                                   DIVERSIFIED HOLDING COMPANIES - 2.38%

                         1,300     Investor AB Series A Shares                                        $                 52,834
                        62,900     Investor AB Series B Shares                                                       2,532,437
                                                                                                    --------------------------

                                   TOTAL COMMON STOCKS - SWEDEN                                       $              2,585,271
                                   (Total Cost $2,236,144)                                          ==========================



                               UNITED KINGDOM - 0.85%

                                   CABLE & OTHER PAY TELEVISION SERVICES - 0.32%

                         6,200     British Sky Broadcasting Group PLC sponsored ADR                   $                347,975


                                   LUMBER & OTHER CONSTRUCTION MATERIALS - 0.53%

                       115,000     Adam & Harvey Group PLC                                                             579,954
                                                                                                    --------------------------

                                   TOTAL COMMON STOCKS - UNITED KINGDOM                               $                927,929
                                   (Total Cost $809,560)                                            ==========================



                                   TOTAL COMMON STOCKS                                                $             69,427,340
                                   (Total Cost $60,940,092)                                         ==========================




                                      -13-



                                THE BAUPOST FUND
                             SCHEDULE OF INVESTMENTS

                                OCTOBER 31, 1996



     NUMBER OF SHARES,                                                                                             MARKET
     UNITS OR FACE VALUE ($)                                                                                       VALUE
     -----------------------                                                                                       -----

     CLOSED-END MUTUAL FUNDS - 5.68%

                               UNITED KINGDOM - 5.25%

                     1,463,227     RIT Capital Partners PLC                                           $              5,712,906
                                                                                                    --------------------------

                                   TOTAL CLOSED-END MUTUAL FUNDS - UK                                                5,712,906
                                   (Total Cost $3,498,956)

                               CZECHLOSLOVAKIA - 0.43%

                         1,200     Komercni Bank Investicni Fond                                                        28,952
                         7,300     Restitucni Investicini Fond                                                         203,532 *
                        18,700     Sporitelni Privatiz Investicni Fond                                                 211,331
                         1,300     Zivnobanka Investicni Fond                                                           23,777 *
                                                                                                    --------------------------

                                   TOTAL CLOSED-END MUTUAL FUNDS - CZECH                                               467,592
                                   (Total Cost $534,486)                                            --------------------------


                                   TOTAL CLOSED-END MUTUAL FUNDS                                      $              6,180,498
                                   (Total Cost $4,033,442)                                          ==========================



     COLLATERALIZED MORTGAGE OBLIGATIONS - 4.20%

                       310,602     Guardian S&L 1990-4A  FRN due 06/25/20                             $                181,702
                       470,102     RTC Series 1991-M2 Class A1 principal only due 09/25/20                             305,566
                     2,402,841     RTC Series 1991-M2 Class A3 principal only due 09/25/20                           1,561,847
                       581,462     RTC Series 1991-M2 Class B principal only due 09/25/20                                7,268 *
                           492     RTC Series 1991-M2 Class X1 interest only due 09/25/20                              288,665
                           507     RTC Series 1991-M2 Class X2 interest only due 09/25/20                               32,926
                           791     RTC Series 1991-M2 Class X3 interest only due 09/25/20                               71,275
                    23,695,286     Structured Asset Sec. 1996-CFL Class X1 due 02/25/28                              1,229,193
                    27,415,718     Structured Asset Sec. 1996-CFL Class X2 due 02/25/28                                891,011
                                                                                                    --------------------------

                                   TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS                          $              4,569,453
                                                                                                    ==========================
                                   (Total Cost $4,704,588)


     OPTIONS - 3.89%

                         1,028     British Sky Broadcasting Group 7.707 Puts expiring 10/13/97        $                324,436 +
                         1,496     British Sky Broadcasting Group 7.920 Puts expiring 10/15/97                         523,244 +
                            65     Chargeurs/Pathe 1400  Calls expiring 12/17/96                                       260,051 +
                            50     Gold April 550 Calls expiring 04/07/97                                                   50 +
                            50     Gold April 555 Calls expiring 04/07/97                                                   50 +
                            50     Gold May 555 Calls expiring 05/12/97                                                     50 +



                                      -14-




                                THE BAUPOST FUND
                             SCHEDULE OF INVESTMENTS

                                OCTOBER 31, 1996



     NUMBER OF SHARES,                                                                                             MARKET
     UNITS OR FACE VALUE ($)                                                                                       VALUE
     -----------------------                                                                                       -----

                            95     Nasdaq 100 Index 534.936 Puts expiring 08/04/97                    $                 53,452 +
                            53     Nasdaq 100 Index 551.816 Puts expiring 06/04/97                                      28,090 +
                            90     Nasdaq 100 Index 552.800 Puts expiring 11/22/96                                         450 +
                            44     Nasdaq 100 Index 580.910 Puts expiring 03/18/97                                      22,543 +
                            88     Nasdaq 100 Index 583.560 Puts expiring 03/18/97                                      41,205 +
                            44     Nasdaq 100 Index 584.950 Puts expiring 03/19/97                                      23,658 +
                            52     Nasdaq 100 Index 593.440 Puts expiring 03/25/98                                      93,096 +
                            85     Nasdaq 100 Index 606.602 Puts expiring 04/24/97                                      79,236 +
                            52     Nasdaq 100 Index 629.330 Puts expiring 09/26/97                                     104,573 +
                            86     Nasdaq 100 Index 635.205 Puts expiring 10/06/97                                     173,707 +
                            51     Nasdaq 100 Index 635.350 Puts expiring 09/29/97                                     110,000 +
                            42     Nasdaq 100 Index 642.290 Puts expiring 10/20/97                                      95,220 +
                            50     Nasdaq 100 Index 653.820 Puts expiring 10/15/97                                     128,840 +
                         5,100     Pathe BSY Spread Calls expiring 08/29/97                                            355,577 +
                         4,900     Pathe BSY Spread Calls expiring 09/21/97                                            262,126 +
                           450     Philip Morris 50 Puts expiring 05/19/97                                                 450 +
                           360     Philip Morris 50 Puts expiring 05/19/97                                                 720 +
                           295     Philip Morris 50 Puts expiring 05/23/97                                                 295 +
                           295     Philip Morris 50 Puts expiring 05/23/97                                                 295 +
                           125     Ralcorp Holdings 20 Calls expiring 12/20/96                                          20,000 +
                             6     Ralcorp Holdings 20 Calls expiring 12/21/96                                             900
                           516     RJR Nabisco Holdings 25 Calls expiring 07/17/97                                     268,836 +
                           330     RJR Nabisco Holdings 25 Calls expiring 11/07/97                                     193,050 +
                           253     RJR Nabisco Holdings 25 Calls expiring 11/10/97                                     140,574 +
                           400     RJR Nabisco Holdings 25 Calls expiring 11/11/97                                     226,800 +
                           330     RJR Nabisco Holdings 25 Calls expiring 11/14/97                                     184,140 +
                            30     RJR Nabisco Holdings 25 Calls expiring 01/17/98                                      17,625
                           280     RJR Nabisco Holdings 30 Calls expiring 10/10/97                                      80,500 +
                           375     RJR Nabisco Holdings 30 Calls expiring 10/13/97                                     114,750 +
                           187     S&P 500 Index 582.000 Puts expiring 12/31/96                                         16,345 +
                            93     S&P 500 Index 616.230 Puts expiring 12/31/96                                         16,345 +
                           117     S&P 500 Index 505.575 Puts expiring 01/17/97                                          2,105 +
                           104     S&P 500 Index 554.230 Puts expiring 01/06/97                                          5,632 +
                           104     S&P 500 Index 556.650 Puts expiring 01/27/97                                          9,453 +
                            83     S&P 500 Index 556.750 Puts expiring 01/27/97                                          8,309 +
                           104     S&P 500 Index 557.110 Puts expiring 01/27/97                                         10,380 +
                           205     S&P 500 Index 581.310 Puts expiring 02/10/97                                         33,668 +
                           103     S&P 500 Index 583.990 Puts expiring 03/19/97                                         25,544 +
                           102     S&P 500 Index 585.675 Puts expiring 02/10/97                                         17,408 +
                           204     S&P 500 Index 585.810 Puts expiring 02/10/97                                         35,012 +
                           101     S&P 500 Index 589.500 Puts expiring 02/18/97                                         21,037 +
                            94     S&P 500 Index 614.700 Puts expiring 09/19/97                                         97,141 +
                                                                                                    --------------------------

                                   TOTAL OPTIONS                                                      $              4,226,968
                                   (Total Cost $6,217,752)                                          ==========================




                                      -15-




                                THE BAUPOST FUND
                             SCHEDULE OF INVESTMENTS

                                OCTOBER 31, 1996



     NUMBER OF SHARES,                                                                                             MARKET
     UNITS OR FACE VALUE ($)                                                                                       VALUE
     -----------------------                                                                                       -----

     GOVERNMENT OBLIGATIONS - 3.74%

     GBP             2,500,000     United Kingdom Treasury note due 03/11/99                          $              4,063,746
                                                                                                    --------------------------

                                   TOTAL GOVERNMENT OBLIGATIONS                                       $              4,063,746
                                   (Total Cost $4,003,601)                                          ==========================



     PARTNERSHIPS - 1.83%

                                   NCH Investors Fund L.P.                                            $                625,000 +
                                   New Century Capital Partners II L.P.                                                649,980 +
                                   Sigma/Ukraine LP                                                                    721,000 +
                                                                                                    --------------------------

                                   TOTAL PARTNERSHIPS                                                 $              1,995,980
                                   (Total Cost $2,024,316)                                          ==========================



     PURCHASED BANK DEBT  & TRADE CLAIMS - 1.83%

          $          2,453,801     Maxwell Comm. Bank Debt - Baker Nye                                $                272,517 +*
                     5,000,000     Maxwell Comm. Berlitz Obligations                                                   550,000 +*
                       167,868     Maxwell Comm. Revolving Bank Debt - First Chicago                                    18,970 +*
                       943,496     Maxwell Comm. Revolving Bank Debt - Halcyon                                         106,970 +*
                       396,015     Maxwell Comm. Revolving Bank Debt - Halcyon II                                       44,751 +*
                       875,543     Maxwell Comm. Revolving Bank Debt - Lazard Freres                                    98,871 +*
                       264,059     Maxwell Comm. Revolving Bank Debt - Merrill Lynch                                    29,839 +*
                       823,981     Maxwell Comm. Revolving Bank Debt - San Paolo                                        93,383 +*
                     1,015,000     Maxwell Comm. Revolving Bank Debt - TCC Associates                                  114,985 +*
                       579,133     Maxwell Comm. Term Bank Debt - First Chicago                                         63,705 +*
                     1,678,704     Maxwell Comm. Term Bank Debt - Halcyon                                              184,657 +*
                       702,221     Maxwell Comm. Term Bank Debt - Halcyon II                                            77,244 +*
                       426,846     Maxwell Comm. Term Bank Debt - Lazard Freres                                         46,953 +*
                       468,269     Maxwell Comm. Term Bank Debt - Merrill Lynch                                         51,510 +*
                       325,093     Maxwell Comm. Term  Bank Debt - San Paolo                                            35,760 +*
                     1,806,952     Maxwell Comm. Term Bank Debt - TCC Associates                                       198,765 +*
                     1,750,000     Wheeling-Pittsburgh Nonrestricted Trade Claims                                            0 +*
                                                                                                    --------------------------

                                   TOTAL PURCHASED BANK DEBT & TRADE CLAIMS                           $              1,988,880
                                   (Total Cost $44,043)                                             ==========================



     COMPANIES IN LIQUIDATION - 1.49%

                     5,682,800     Antonelli Liquidating Trust                                        $                 22,731 +*
                         3,150     EHLCO Liquidating Trust                                                                 315 +*



                                      -16-




                                THE BAUPOST FUND
                             SCHEDULE OF INVESTMENTS

                                OCTOBER 31, 1996



     NUMBER OF SHARES,                                                                                             MARKET
     UNITS OR FACE VALUE ($)                                                                                       VALUE
     -----------------------                                                                                       -----

          $            250,000     Lionel Corp. Subordinated Notes                                    $                  2,500 *
                                     12.375% due 08/01/96
                       364,000     Lionel Corp. Subordinated Convertible Debentures                                      3,640 *
                                     8.000% due 07/15/07
     DEM            15,000,000     Maxwell Comm. Corp. PLC 6.000% due 06/15/93                                       1,086,885 *
     SFS             5,500,000     Maxwell Comm. Corp. PLC 5.000% due 06/16/95                                         477,129 *
                             1     MBO Properties Inc. Liquidating Trust                              $                      0 +*
                       100,550     Timber Realization Liquidating Trust                                                 26,143 +*
                                                                                                    --------------------------

                                   TOTAL COMPANIES IN LIQUIDATION                                     $              1,619,343
                                   (Total Cost $188,452)                                            ==========================



     BONDS & NOTES IN REORGANIZATION - 0.91%

          $          3,090,000     Eagle-Picher 9.500% due 03/01/17                                   $                896,100 *
                        45,000     Mansfield Ohio IDR Eagle-Picher                                                      12,150 *
                                     9.750% due 10/01/00
                        90,130     MBL Class 4 Unsecured Claim                                                          15,322 +*
                       265,000     Port Development Corp. TX Eagle-Picher                                               71,550 *
                                     9.750% due 10/01/20
                                                                                                    --------------------------

                                   TOTAL BONDS AND NOTES IN REORGANIZATION                            $                995,122
                                   (Total Cost $1,311,476)                                          ==========================



     WARRANTS - 0.11%

                        13,900     Alza Corporation Warrants Exp. 12/31/99                            $                  1,738
                        60,000     Five Arrows Chile Inv. Trust Warrants Exp. 5/31/99                                   31,200
                       240,300     Jardine Strategic Holdings Warrants Exp. 5/02/98                                     69,687
                           800     Letchworth Indep Bancshares Warrants Exp. 12/31/97                                    5,400
                        11,500     Scania AB-B Warrants Exp. 06/04/99                                                   10,833
                                                                                                    --------------------------

                                   TOTAL WARRANTS                                                     $                118,858
                                   (Total Cost $91,362)                                             ==========================



     CORPORATE BONDS - 0.01%

          $             11,000     Chartwell Contingent Interest Note 8.000% due 06/30/06             $                  4,702 +
                                                                                                    --------------------------

                                   TOTAL CORPORATE BONDS                                              $                  4,702
                                   (Total Cost $5,372)                                              ==========================



                                      -17-




                                THE BAUPOST FUND
                             SCHEDULE OF INVESTMENTS

                                OCTOBER 31, 1996



     NUMBER OF SHARES,                                                                                             MARKET
     UNITS OR FACE VALUE ($)                                                                                       VALUE
     -----------------------                                                                                       -----

     TEMPORARY INVESTMENTS - 12.65%

                                   CANADIAN GOVERNMENT OBLIGATIONS - 4.64%

     CAD             6,800,000     Canadian Treasury Bill due 01/23/97                                $              5,047,464


                                   U S  GOVERNMENT OBLIGATIONS - 4.58%

          $          3,000,000     U S  Treasury Bill due 11/14/96                                                   2,994,800 ~
                     2,000,000     U S  Treasury Bill due 12/12/96                                                   1,988,634 ~
                                                                                                    --------------------------
                                                                                                                     4,983,434

                                   REPURCHASE AGREEMENT - 3.43%

                     2,340,000     Repurchase Agreement with Chase Manhattan Bank
                                   dated 10/31/96; collateralized by U.S. Government
                                   and/or Federal agency securities; rate 5.32%;
                                   matures 11/01/96; repurchase amount $3,734,552                                    3,734,000
                                                                                                    --------------------------

                                   TOTAL TEMPORARY INVESTMENTS                                        $             13,764,898
                                   (Total Cost $13,732,673)                                         ==========================



                                   TOTAL INVESTMENTS - 100.15%                                        $            108,955,788
                                   (Total Cost of Investments $97,297,169)                          ==========================



          * Non-income producing security.
          + Restricted   Securities  -  securities  not  registered   under  the
            Securities Act of 1933. See Note D in the Notes to Financial Statements.
          ~ A portion of the security is serving as collateral or is segregated for securities sold short.

                                   Foreign Currency Abbreviations
                                   ------------------------------
                                   CAD     Canadian Dollar
                                   DEM     Deutschemark
                                   GBP     British Pounds
                                   SFS      Swiss Franc

          The percentage shown for each investment category is the total value of that category expressed as a percentage of total net assets of the Fund.

                       See notes to financial statements.

                                THE BAUPOST FUND

                 SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACTS

                                OCTOBER 31, 1996

                                                                                         MARKET                  UNREALIZED
                                                                                         VALUE                   GAIN/(LOSS)
                                                                                  ------------------         ------------------
         CONTRACTS TO SELL


GBP                 5,609,679    British Pound Sterling due 11/29/96            $          9,124,255        $      (247,490)
                                 (Receivable amount $8,876,765 )

CAD                 6,750,046    Canadian Dollar due 11/29/96                              5,050,010                (24,311)
                                 (Receivable amount $5,025,699)

FRF                85,800,000    French Franc due 11/29/96                                16,776,260                148,028
                                 (Receivable amount $16,924,288)

ITL             3,839,000,000    Italian Lira due 11/29/96                                 2,522,171                 (4,571)
                                 (Receivable amount $2,517,600)

SEK                17,000,000    Swedish Krona due 12/13/96                                2,582,260                (39,748)
                                 (Receivable amount $2,542,512)
                                                                                  ------------------         ------------------

                                 TOTAL CONTRACTS TO SELL                        $         36,054,956        $      (168,092)
                                                                                  ==================         ==================
                                 (Receivable amount $35,886,864)



                       See notes to financial statements.

                                THE BAUPOST FUND

                        SCHEDULE OF SECURITIES SOLD SHORT

                                OCTOBER 31, 1996



      NUMBER OF SHARES,                                                                                            MARKET
   UNITS OR FACE VALUE ($)                                                                                         VALUE
   -----------------------                                                                                         -----
   COMMON STOCK - 3.59%

                       21,975    British Sky Broadcasting ADR (United Kingdom)                        $              1,233,347
                      172,450    Kaiser Aluminum Corporation                                                         1,918,506
                       23,300    RJR Nabisco Holdings Corp.                                                            672,788
                        1,152    Sidel SA (France)                                                                      76,688
                                                                                                    --------------------------

                                 TOTAL SECURITIES SOLD  SHORT                                         $              3,901,329
                                 (Total Proceeds from Securities Sold Short $4,132,636)             ==========================


                                The percentage shown for each investment category is the total value of that category expressed as a percentage of total net assets of the Fund.


                       See notes to financial statements.

                                THE BAUPOST FUND

                          NOTES TO FINANCIAL STATEMENTS

                                OCTOBER 31, 1996



NOTE A--ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Baupost Fund (the Fund) was established as a Massachusetts business trust under an Agreement and Declaration of Trust dated June 29, 1990, and is registered under the Investment Company Act of 1940, as amended, as a no-load, nondiversified, open-end management investment company. The Fund is the successor organization to Baupost Limited Partnership 1985 E-1 (the Partnership).

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

SECURITY VALUATION: Portfolio securities, options and futures contracts for which market quotations are available and which are traded on an exchange or on NASDAQ are valued at the last quoted sales price or, if there is no such reported sale that day, at the closing bid price. Securities, options and forward contracts traded in the over-the-counter market (other than those traded on NASDAQ) and other unlisted securities are valued at the most recent bid price as obtained from one or more dealers that make markets in the securities. Portfolio securities which are traded both in the over-the-counter market and on one or more stock exchanges are valued according to the broadest and most representative market. To the extent the Fund engages in "naked" short sales (i.e., it does not own the underlying security or a security convertible into the underlying security without the payment of any further consideration) the Fund will value such short position as described above, except that the valuation, where necessary, will be based on the asked price instead of the bid price.

Assets for which no quotations are readily available are valued at fair value as determined in good faith in accordance with procedures adopted by the Trustees of the Fund. Determination of fair value is based upon such factors as are deemed relevant under the circumstances, including the financial condition and operating results of the issuer, recent third-party transactions (actual or proposed) relating to such securities and, in extreme cases, the liquidation value of the issuer.

Certain investments held by the Fund are restricted as to public sale in accordance with the Securities Act of 1933. Whenever possible, such assets are valued based on bid prices obtained from reputable brokers or market makers as of the valuation date. For assets not priced by brokers or market makers, fair value is determined by The Baupost Group, Inc. (Baupost) in accordance with procedures adopted by the Trustees of the Fund.

SHORT SALES: The Fund is engaged in short-selling which obligates the Fund to replace the security borrowed by purchasing the security at current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates. Until the Fund replaces the borrowed security, the Fund maintains daily, in a segregated account with its custodian, cash or securities sufficient to cover its short position. At October 31,1996, the Fund has approximately $4.5 million of U.S. Treasury bills and $3.7 million of common stock in a segregated account relating to its short positions.

                                THE BAUPOST FUND

                          NOTES TO FINANCIAL STATEMENTS

                                OCTOBER 31, 1996

NOTE A--ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES -- CONTINUED

Securities sold short at October 31, 1996 and their related market values and proceeds are set forth in the Schedule of Securities Sold Short.

FORWARD FOREIGN CURRENCY CONTRACTS: The Fund may enter into forward foreign currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The U.S. dollar value of the currencies the Fund has committed to buy or sell is shown in the Schedule of Forward Foreign Currency Contracts. Losses may arise from changes in the value of a foreign currency relative to the U.S. dollar or from the potential inability of the counterparties to meet the terms of their contracts. The Fund uses forward foreign currency contracts to hedge the risks associated with holding securities denominated in foreign currencies. These contracts are adjusted by the daily exchange rate of the underlying currency, and any gains or losses are recorded as unrealized until the contract settlement date.

FOREIGN CURRENCY TRANSLATION: The value of foreign securities is translated into U.S. dollars at the rate of exchange on the day of valuation. Purchases and sales of foreign securities, as well as income and expenses relating to such securities, are translated into U.S. dollars at the exchange rate on the dates of the transactions. The portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign exchange rates is not separately disclosed.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Gains and losses on securities sold are determined using the specific identification method. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Interest income, including original issue discount, where applicable, is recorded on an accrual basis, except for bonds in default for which there is some concern as to whether interest will be received in cash, in which case interest is recorded when received.

REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements with institutions that Baupost has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase aggrement.

PURCHASED CALL AND PUT OPTIONS: The Fund may enter into purchased call and put options for both hedging and non-hedging activities. The Fund's exposure to market risk relating to the securities is affected by a number of factors including the size and composition of the options held, the time period during which the options may be exercised, the volatility of the underlying security or index, and the relationship between the current market price of the underlying security or index and the strike or exercise price of the option. Baupost closely monitors the Fund's exposure to risk. In addition, all positions involving future settlement are collateralized by cash balances or security deposits at the broker through which the transaction was performed.

FEDERAL INCOME TAXES AND DISTRIBUTIONS: The Fund is a regulated investment company, as defined under Subchapter M of the Internal Revenue Code (the Code). By complying with Code provisions, the

                                THE BAUPOST FUND

                          NOTES TO FINANCIAL STATEMENTS

                                OCTOBER 31, 1996

NOTE A--ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES -- CONTINUED

Fund is relieved from federal income tax provided that substantially all of its taxable income is distributed to shareholders. Therefore, no provision has been made for federal income taxes.

The Fund's income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to different treatment for certain of the Fund's foreign securities. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary overdistributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended October 31, 1996, $494,622 was reclassified from distributions in excess of net investment income to accumulated undistributed net realized gain on investments and foreign currency transactions, due to differences between book and tax accounting for foreign currency transactions and passive foreign investment companies (PFICs). This change had no effect on the net asset value per share.

CONCENTRATION OF CREDIT RISK: Concentrations of credit risk exist if a number of companies in which the Fund has invested are engaged in similar activities and have similar economic characteristics that would cause their ability to meet contractual obligations to be similarly affected by changes in economic or other conditions. To mitigate its exposure to concentrations of credit risk, the Fund invests in a variety of industries located in diverse geographic areas. While the portfolio is not concentrated in any one industry, securities of distressed companies, many of which are restricted as to resale and which were purchased at a significant discount, are an important component of the Fund's investments in bonds.

NOTE B--INVESTMENT MANAGEMENT CONTRACT AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund retains Baupost as its investment adviser, transfer agent and administrator. Certain individuals who are officers and trustees of the Fund are also officers, directors and shareholders of Baupost.

The Fund pays Baupost a quarterly management fee at an annual rate of 1% of average net assets of the Fund and an administrative fee at an annual rate of 0.25% of average net assets of the Fund, to serve as transfer agent, dividend disbursing agent and administrator. Baupost has agreed with the Fund to reduce its management fee by up to 0.75% of the Fund's average net assets until further notice to the extent that the Fund's total annual expenses (including the management fee, administrative fee and certain other expenses, but excluding brokerage commissions, transfer taxes, interest and expenses relating to preserving the value of the Fund's investments) would otherwise exceed 1.5% of the Fund's average net assets. For the purpose of determining the applicable management and administrative fees, average net assets is determined by taking an average of the determination of such net asset values during each quarter at the close of business on the last business day of each month during such quarter before any month-end share purchases or redemptions.

Management and administrative fees for the period November 1, 1995 through October 31, 1996 amounted to $991,872 and $247,968, respectively.

                                THE BAUPOST FUND

                          NOTES TO FINANCIAL STATEMENTS

                                OCTOBER 31, 1996

NOTE C--INVESTMENT TRANSACTIONS

Purchases and proceeds from the sale of investment securities (excluding short-term investments) for the period ended October 31, 1996 aggregated $106,797,967 and $102,485,242, respectively.

For federal income tax purposes, the identified cost of investments at October 31, 1996 was $99,721,467. Net unrealized appreciation, on a federal income tax basis, for all securities and securities sold short was as follows:


                                                        Year Ended
                                                      October 31, 1996
                                                      ----------------

Gross unrealized appreciation                           $14,671,154
Gross unrealized depreciation                            (5,230,845)
                                                        -----------
Net unrealized appreciation                             $ 9,440,309
                                                        ===========


NOTE D--RESTRICTED SECURITIES

At October 31, 1996 the Fund held the following securities which are restricted as to public sale in accordance with the Securities Act of 1933:


                                                                                                   Earliest
                                                                             Value at             Acquisition
Purchased Bank Debt & Trade Claims:                           Cost        October 31, 1996            Date
----------------------------------                            ----        ----------------            ----
Maxwell Communications Corporate Debt                    $   44,044           $1,988,881            11/22/93

Wheeling-Pittsburgh
  Nonrestricted Trade Claims                                      0                    0            05/11/89

Corporate Bonds:
----------------
Chartwell Inc. 8.00% due 06/30/06                             5,372                4,702            12/21/95

Options:
--------
British Sky Broadcasting Puts Expiring
10/13/97 - 10/15/97                                         588,122              847,680           10/11/96

Chargeurs/Pathe Call Expiring 12/17/96                      199,402              260,051           09/17/96

Gold Calls Expiring 04/07/97 - 05/12/97                       6,275                  150           11/06/95

Nasdaq 100 Puts Expiring 11/22/96 - 10/20/97              1,271,424              954,070           05/24/96

Pathe/BSY Spread Calls Expiring 08/29/97 - 09/21/97         787,800              617,703           08/27/96

Philip Morris Puts Expiring 05/19/97 - 05/23/97             183,355                1,760           05/19/95

Ralcorp Holdings, Inc. Call Expiring 12/20/96                45,375               20,000           06/24/96

RJR Nabisco Calls Expiring 07/17/97- 11/14/97             1,583,425            1,208,650           05/08/95

S & P 500 Index Puts Expiring 12/31/96 - 09/19/97         1,529,440              298,379           07/17/95


                                THE BAUPOST FUND

                          NOTES TO FINANCIAL STATEMENTS

                                OCTOBER 31, 1996



NOTE D--RESTRICTED SECURITIES -- CONTINUED

                                                                                                   Earliest
                                                                             Value at             Acquisition
                                                              Cost        October 31, 1996            Date
                                                              ----        ----------------            ----
Partnerships:
-------------
NCH Investors Fund, L.P.                                 $  651,806         $  625,000              12/18/95

New Century Capital Partners II, L.P.                       651,510            649,980              11/30/95

Sigma Ukraine, LP                                           721,000            721,000              05/14/96

Common Stock:
-------------
Basic Holdings Limited                                      346,885            544,114              07/06/95

Louise's, Inc.                                                    0              1,542              07/15/96

The Homestake Oil & Gas Company                             113,815             99,450              02/10/94

The Homestake Royalty Corporation                           241,587            205,270              02/10/94

Companies in Liquidation:
-------------------------
Antonelli Liquidating Trust                                  86,490             22,731              12/02/93

Ehlco Liquidating Trust                                         431                315              01/30/89

MBO Properties Inc. Liquidating Trust                             0                  0              11/25/92

Timber Realization Liquidating Trust                              0             26,143              08/03/87

Bonds & Notes in Reorganization:
--------------------------------
MBL Class 4 usecured claim                                        0             15,322              06/18/96
                                                         ----------         ----------

TOTAL RESTRICTED SECURITIES                               $9,057,558         $9,112,893
          (8.38% Net Assets)                              ==========         ==========


The Fund does not have the right to demand that such securities be registered. The Fund does not anticipate any significant costs associated with the disposition of these securities.

NOTE E--CAPITAL SHARE TRANSACTIONS

Transactions in capital shares were as follows:


                            For the Year Ended                         For the Year Ended
                             October 31, 1996                           October 31, 1995
                             ----------------                           ----------------
                       Shares                Amount                Shares               Amount
                       ------                ------                ------               ------
Shares sold          1,109,681.050        $15,369,110.78         1,160,287.242        $14,670,652
Shares issued in
reinvestment of
dividends              454,829.173          5,799,072.03           798,660.448          9,823,524
Shares redeemed     (1,132,554.464)       (15,745,255.86)       (1,026,796.162)       (13,143,641)
                    --------------        --------------        --------------        -----------
NET INCREASE           431,955.759        $ 5,422,926.95           932,151.528        $11,350,535
                       ===========        ==============           ===========        ===========

                               THE BAUPOST FUND

                             FINANCIAL HIGHLIGHTS



                                                      Year Ended October 31,
                                                      ----------------------

                                             1996      1995     1994     1993    1992
                                             ----      ----     ----     ----    ----
SELECTED PER SHARE DATA (a)
Net Asset Value, beginning of period        $13.47    $14.33   $14.77   $12.56   $11.97
                                            ------    ------   ------   ------   ------
Income from investment operations
  Net Investment income                       0.41      0.25     0.22     0.28     0.24
  Net realized and unrealized gain            2.43      0.71     1.23     2.76     0.88
                                              ----      ----     ----     ----     ----
Total from investment operations              2.84      0.96     1.45     3.04     1.12
                                              ----      ----     ----     ----     ----
Less distributions
  From net investment income                  0.28      0.25     0.46     0.22     0.53
  In excess of net investment income             -      0.08        -        -        -
  From net realized gain                      0.65      1.49     1.43     0.61        -
                                              ----      ----     ----     ----     ----
  Total distributions                         0.93      1.82     1.89     0.83     0.53
                                              ----      ----     ----     ----     ----
Net Asset Value, end of period              $15.38    $13.47   $14.33   $14.77   $12.56
                                            ======    ======   ======   ======   ======
Total Return                                 22.51%     7.91%   11.06%   25.45%    9.51%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
 (in thousands)                           $108,788   $89,439  $81,787  $75,378  $46,942
Ratio of expenses to average net assets       1.50%     1.54%    1.53%    1.52%    1.50%
Total expenses to average net assets          1.50%     1.54%    1.55%    1.63%    1.72%
Ratio of net investment income to
 average net assets                           2.27%     1.60%    1.32%    2.29%    2.07%
Ratio of net investment income
 excluding waiver of management
 fee to average net assets                    2.27%     1.60%    1.30%    2.17%    1.85%
Portfolio turnover rate                        120%      106%     161%     183%     137%
Average commission rate (b)                 $.0271






(a) All per share amounts reflect the effect of the ten-for-one share split as of the close of business October 31, 1993

(b) For fiscal years beginning after Sept. 1, 1995 a fund is required to disclose its average commission rate per share for security trades on which commissions are charged.